Exhibit 10.3

                         WORLD WASTE TECHNOLOGIES, INC.
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT ("Agreement"), is made as of the ________ day of ________, 200_ by and between World Waste Technologies, Inc., a California corporation (the "Company"), and ("Optionee").

                                  R E C I T A L

     Pursuant to the 2007 Stock Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of a stock option to purchase the number of shares of common stock of the Company specified in Section 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ________ shares of common stock of the Company ("Shares") at the price of $________ per share.

     2. Term. This Option shall expire on the day before the tenth (10th) anniversary of the date of grant of the Option (the "Expiration Date"), unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement.

     3. Shares Subject to Exercise. This Option shall be exercisable in installments as follows: [INSERT VESTING SCHEDULE]; provided, however, that, except as otherwise specifically provided for in this Option or in the Plan, an installment shall not become exercisable if the Optionee is not serving as an Employee or a Consultant as of such vesting date. Once exercisable, the Option shall thereafter remain exercisable as to such Shares for the term specified in
Section 2 hereof, unless Optionee's service as an Employee or a Consultant is terminated, in which case the provisions of Section 5 hereof will apply.

     4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

          (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Section 5 hereof; or

          (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's common stock owned by Optionee having a fair market value not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes; or

          (C) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the Optionee's full recourse promissory note in a form approved by the Company; or

          (D) if any other method such as cashless exercise is expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender of such consideration having a fair market value not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

Only whole shares may be purchased.

     5. Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of Shares otherwise issuable to Optionee upon the exercise of this Option.

     6. Exercise on Termination of Employment. If for any reason Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), other than for Cause, this Option (to the extent then exercisable) may be exercised in whole or in part at any time within 36 months of the date of such Termination, but in no event after the Expiration Date. In addition, upon such a Termination, all Options that have not vested as of the date of Termination but that were scheduled to vest within the 12-month period immediately following Termination shall automatically become exercisable. "Employment" includes service as an employee, director, consultant or adviser. For purposes of this Agreement, Optionee's employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute. In the event Optionee's employment by the Company or any of its Affiliates is Terminated for Cause, then the Option shall cease to be exercisable as of the date of such Termination.

     7. Non-Transferability. This Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during the Optionee's lifetime and after the Optionee's death, by the Optionee's personal representative or by the person entitled thereto under the Optionee's will or the laws of intestate succession.

     8. Optionee Not a Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by this Option until the date of issuance of a stock certificate or stock certificates to the Optionee upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

     9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment, consulting or advising relationship with the Company or any of its Affiliates at any time, nor confer upon Optionee any right to continue in the employ of the Company or any of its Affiliates, or continue to consult or advise the Company or any of its Affiliates.

     10. Representations; Restrictions on Sale of Shares.

          (A) As a condition to Optionee's receipt of this Option, Optionee hereby represents and warrants to the Company that Optionee (i) is an accredited investor (as such term is defined in Regulation D under the Securities Act), or
(ii) has a preexisting personal or business relationship with the Company or any of its officers, directors or Affiliates, or (iii) by reason of Optionee's business or financial experience or the business or financial experience of Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any of its Affiliates, directly or indirectly, could be reasonably assumed to have the capacity to protect Optionee's own interests in connection with the grant to Optionee of this Option.

          (B) Optionee further represents and agrees that upon the Optionee's exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to the Optionee, the Optionee will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof the Optionee will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Sections 6 and 7 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

     11. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. Capitalized terms used in this Option and not defined shall have the meanings ascribed to such terms in the Plan. Optionee hereby acknowledges receipt of a copy of the Plan.

     12. Notices. All notices to the Company shall be addressed to the Corporate Secretary at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Corporate Secretary (as the case may be).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                      WORLD WASTE TECHNOLOGIES, INC.



                                      By:  _____________________________
                                           Name:________________________
                                           Title:_______________________


                                      OPTIONEE:



                                      By:_______________________________

                                      Address:

                                      __________________________________
                                      __________________________________
                                      __________________________________

                                      __________________________________
                                      Social Security Number